SCHEDULE OF RECONCILIATION OF INCOME TAX EXPENSE (BENEFIT) (Details)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Statutory US Federal tax rate	21.00%	21.00%
State and local income taxes, net of Federal benefit	0.00%	0.00%
Stock compensation	(11.10%)	(17.60%)
Other	(0.10%)	0.00%
Temporary differences	(1.30%)	0.40%
Valuation allowance	(8.50%)	(3.80%)
Total	0.00%	0.00%